Important Notice Regarding Change in Investment Policy

VAUGHAN NELSON SMALL CAP VALUE FUND

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Supplement dated May 29, 2009 to the Natixis Equity Funds Class A, B and C Prospectus and

Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009, as may be revised and supplemented from time to time.

Effective August 1, 2009, the following paragraph replaces the first paragraph within the sub-section “Principal Investment Strategies” under the section “Goals, Strategies and Risks” of the Vaughan Nelson Small Cap Value Fund.

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small cap companies.” In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Currently, the Fund defines a small cap company to be one whose market capitalization, at the time of purchase, either falls within the capitalization range of the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, or is $3.5 billion or less. The Fund may, however, invest in companies with large capitalizations.

Effective August 1, 2009, the following paragraph replaces the first paragraph within the sub-section “Principal Investment Strategies” under the section “Goals, Strategies and Risks” of the Vaughan Nelson Value Opportunity Fund.

The Fund, under normal market conditions, will invest primarily in companies that, at the time of purchase, have a market capitalization either within the capitalization range of the Russell Midcap Value Index, an unmanaged index that measures the performance of companies with lower price-to-book ratios and lower forecasted growth values within the broader Russell Midcap Index, or is $15 billion or less. However, the Fund does not have any market capitalization limits and may invest in companies with smaller or larger capitalizations.